EXHIBIT 32.2
STANLEY BLACK & DECKER, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Stanley Black & Decker, Inc. (the “Company”) on Form 10-K for the period ending January 3, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Hallinan, Executive Vice President, Chief Financial Officer & Chief Administrative Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick Hallinan
Patrick Hallinan
Executive Vice President, Chief Financial Officer & Chief Administrative Officer
February 24, 2026